UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 27, 2011

iGATE Corporation

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

000-21755	25-1802235
(Commission File Number)	(IRS Employer Identification No.)

6528 Kaiser Drive, Fremont, CA	94555
(Address of Principal Executive Offices)	(Zip Code)

(510) 896-3015

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As reported in the Current Report on Form 8-K filed by iGATE Corporation (the “Company”) on May 16, 2011, the Company completed the acquisition of a majority stake in Patni Computer Systems Limited (“Patni”) on May 12, 2011. This Form 8-K contains the audited historical financial statements of Patni, including the audit report of its predecessor auditor KPMG, and the consent of KPMG to the incorporation of its Report into the Company’s existing registration statements as follows: (1) Registration Statement on Form S-3 (File No. 333-170042) registering 10 million shares of common stock, $100 million of debt securities and 6 million shares of common stock offered by selling shareholders named therein, (2) Registration Statement on Form S-8 (File No. 333-134689) filed on June 2, 2006 registering shares reserved for issuance under the iGATE Corporation 2006 Stock Incentive Plan, (3) Registration Statement on Form S-8 (File No. 333-71057) filed on January 22, 1999 registering the Mastech Corporation Amended and Restated 1996 Stock Incentive Plan of iGATE Corporation and (4) Registration Statement on Form S-8 (File No. 333-20033) filed on January 17, 1997 registering shares reserved for issuance under the Mastech Corporation 1996 Stock Incentive Plan of iGATE Corporation.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited consolidated balance sheets of Patni as of December 31, 2010 and 2009 and the related consolidated statements of income, shareholders’ equity and comprehensive income / (loss) and consolidated statements of cash flows of Patni for each of the years in the three year period ended December 31, 2010, and the notes related thereto, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b)	Exhibits

Exhibit No.	Description

23.1	Consent of KPMG, Independent Registered Public Accounting Firm.

99.1	The audited consolidated balance sheets of Patni as of December 31, 2010 and 2009 and the related consolidated statements of income, shareholders’ equity and comprehensive income / (loss) and cash flows for each of the years in the three year period ended December 31, 2010, and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iGATE CORPORATION

By:	/s/ Mukund Srinath
Name:	Mukund Srinath
Title:	Senior Vice President - Legal & Corporate Secretary

September 27, 2011

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG, Independent Registered Public Accounting Firm.

99.1	The audited consolidated balance sheets of Patni as of December 31, 2010 and 2009 and the related consolidated statements of income, shareholders’ equity and comprehensive income / (loss) and cash flows for each of the years in the three year period ended December 31, 2010, and the notes related thereto.